Exhibit 10.15

GORSEK SEVERANCE AGREEMENT

This Agreement is entered into as of the 29th day of January, 2007, between VITACOST.COM, INC., a Delaware corporation (“Company”), and WAYNE GORSEK (“Gorsek”).

RECITALS:

A. Company is in the business of manufacturing, developing, marketing and selling nutritional supplements, vitamins, nutrients, nutritional foods and associated products and activities in all channels, including but not limited to internet, catalogue, telemarketing, direct sales and direct marketing (the “Business”).

B. Company desires to induce Consultant to resign as an officer and director of Company and Consultant is willing to do so subject to the undertakings of Company set forth in this Agreement and such other agreements if any as may be entered into between Consultant and Company as of the effective date of such resignation.

C. Company is desirous of entering into the Gorsek Contingent Agreement with Gorsek, in the form attached as Exhibit A (the “Gorsek Contingent Agreement”).

D. Company is desirous of entering into the Gorsek Consulting Agreement with Gorsek, in the form attached as Exhibit BC (the “Gorsek Consulting Agreement”).

NOW THEREFORE, in consideration of the foregoing and the agreements, covenants and conditions set forth herein, Consultant and Company hereby agree as follows:

1. Recitals. The recitals set forth above are incorporated by reference herein and made a part hereof as if fully rewritten.

2. Resignation and Severance. Effective as of January 29, 2007 (the “Effective Date”) Gorsek hereby agrees to resign as an officer and director of the Company, subject to the following obligations of the Company as of the Effective Date:

(a) Gorsek shall become a consultant to the Company in accordance with the form of 2007 Gorsek Consulting Agreement in the form attached hereto as Exhibit B and made a part hereof;

(b) Company shall be obligated to pay to Gorsek a severance fee comprised of: (i) $240,000, payable $20,000 per month commencing with January 29, 2007 and with regular monthly payments due on or before the 15th day of each of the next eleven (11) consecutive months; (ii) transfer of title to Gorsek of the Company vehicle presently being driven by Gorsek, free and clear of all liens and encumbrances; (iii) maintenance at the Company’s expense of health insurance for Gorsek and his family members presently covered by the same for a period of two years; provided however, should the Company’s carrier discontinue such coverage due to ineligibility due to employment status, then in lieu thereof, the Company shall pay over to Gorsek on a monthly basis the average monthly premium that it paid for such coverage over the last full twelve months preceding the date of termination; and (iv) permit Gorsek, at his option, to purchase the key man life insurance policy on his life.

(c) Reimbursement to Gorsek no later than 30 days following the Effective Date of all unreimbursed expenses incurred by Gorsek consistent with the Company’s past practices for reimbursement obligations (including but not limited to any purchases of goods or services on behalf of the Company on any personal credit cards of Gorsek), subject in all events to provision of appropriate documentation by Gorsek to the reasonable satisfaction of the Company; and

(d) Company agrees that so long as Gorsek is living and Gorsek continues to own 10% or more of the issued and outstanding capital stock of the Company (on an as converted to common stock basis if there is more than one class of capital stock outstanding), the Company shall maintain a provision it its Bylaws authorizing any stockholder of the Company holding 10% or more of its issued and outstanding common stock (on an as converted to common stock basis if there is more than one class of capital stock outstanding), to call a meeting of the stockholders for any proper purpose, including for the election of all of the directors of the Company, by delivery of written notice to the company. The obligations of this Agreement shall survive any termination of any agreement between Gorsek and the Company, absent the parties’ mutual written consent.

3. Registration Rights. Within 30 days following the completion of an initial under-written registered public offering lock up period (the “Filing Deadline”), the Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) one Registration Statement on Form S-8 to effect a registration for resale of all of the shares of common stock owned by Gorsek (the “Gorsek Shares”) which may be included on the Form S-8, together with such other securities, if any, as the Company elects to register pursuant to the same Registration Statement (such additional securities if any to be referenced by addition to Exhibit A hereof and being hereinafter referred to as the “Exhibit A Securities”). Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Gorsek Shares.

If, at any time during the two-year period commencing with the Filing Deadline, the Company shall file a registration statement (other than a registration statement on Form S-4, Form S-8, or on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities (as hereinafter defined)) with the Commission while any Registrable Securities are outstanding, the Company shall give Gorsek at least 30 days’ prior written notice of the filing of such registration statement. If requested by Gorsek in writing within 20 days after receipt of any such notice, the Company shall, at the Company’s sole expense (other than the fees and disbursements of counsel for Gorsek, and the underwriting discounts, if any, payable in respect of the Registrable Securities sold by Gorsek), register all or, at Gorsek’s option, any portion of the Registrable Securities concurrently with the registration of such other securities, all to the extent requisite to permit the public offering and sale of the Registrable Securities through the facilities of all appropriate securities exchanges, if any, on which the Company’s Common Stock is being sold or on the over-the-counter market, and will use its best efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, if such offering is underwritten and if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the Company would materially adversely affect the distribution of such securities by the Company for its own account, then Gorsek shall delay the offering and sale of the Registrable Securities (or the portions thereof so designated by such managing underwriter) for such period, not to exceed 120 days (the “Delay Period”), as the managing underwriter shall request. As used herein, “Registrable Securities” shall mean all of the shares of Common Stock owned by Gorsek as of the Filing Deadline, which were not previously registered and are not immediately eligible for sale pursuant to rule 144.

In the event of a registration pursuant to the provisions of this Section 3, the Company shall use its best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as Gorsek may reasonably request; provided, however, that the Company shall not be required to qualify to do business in any state by reason of this Section 3 in which it is not otherwise required to qualify to do business.

The Company shall keep effective any registration or qualification contemplated by this Section 3 and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit Gorsek to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such registration or qualification in effect for a period in excess of 12 months from the date on which Gorsek is first free to sell all such Registrable Securities; provided, however, that, if the Company is required to keep any such registration or qualification in effect with respect to securities other than the Registrable Securities beyond such period, the Company shall keep such registration or qualification in effect as it relates to the Registrable Securities for so long as such registration or qualification remains or is required to remain in effect in respect of such other securities.

In the event of a registration pursuant to the provisions of this Section 3, the Company shall furnish to Gorsek such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder, and such other documents, as Gorsek may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

In the event of a registration pursuant to the provisions of this Section 3, the Company shall furnish Gorsek with an opinion of its counsel (reasonably acceptable to Gorsek) to the effect that (i) the registration statement has become effective under the Securities Act and no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus, or any amendment or supplement thereto has been issued, nor has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such an order, (ii) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, comply as to form with the Securities Act and the rules and regulations thereunder, and (iii) such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. Such opinion shall also state the jurisdictions in which the Registrable Securities have been registered or qualified for sale pursuant to the provisions of this Section.

The Company agrees that until all the Registrable Securities have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall use its best efforts to keep current in filing all reports, statements and other materials required to be filed with the Commission to permit Gorsek to sell such securities under Rule 144.

The Company shall notify Gorsek promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

The Company shall promptly notify Gorsek at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of Gorsek prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities or securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

If requested by the underwriter for any underwritten offering of Registrable Securities on behalf of Gorsek, the Company and Gorsek will enter into an underwriting agreement with such underwriter for such offering, which shall be reasonably satisfactory in substance and form to the Company and the Company’s counsel, Gorsek and the underwriter, and such agreement shall contain such representations and warranties by the Company and Gorsek and such other terms and provisions as are customarily contained in an underwriting agreement with respect to secondary distributions solely by selling stockholders.

4. Miscellaneous.

(a) Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received: (i) when delivered, if delivered personally; (ii) four (4) days after mailing, when sent by registered or certified mail, return receipt requested and postage prepaid; or (iii) one (1) business day after delivery to a private courier service, when delivered to a private courier service providing documented overnight service; in each case addressed as follows:

If to Gorsek:	Wayne Gorsek 4181 Artesa Drive Boynton Beach, Florida 33436; with email copy to: gorsek@gmail.com and wayne@vitacost.com

If to Company:	Vitacost.com, Inc. Attention: CEO 2055 High Ridge Road Boynton Beach, FL 33426 Facsimile: 561-752-8900

with a copy to (which shall not constitute notice):

Shefsky & Froelich Ltd. Attention: Mitchell D. Goldsmith, Esq. 111 East Wacker Drive – Suite 2800 Chicago, IL 60601 Facsimile: 312-527-3194

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

(b) Entire Agreement; Amendments, etc. This Agreement, the Gorsek Contingent Agreement and the 2007 Gorsek Consulting Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to the subject matter hereof. No modification, amendment, waiver or alteration of this Agreement or any provision or term hereof shall in any event be effective unless the same shall be in writing, executed by both parties hereto, and any waiver so given shall be effective only in the specific instance and for the specific purpose for which given.

(c) Benefit; Survival. This Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the heirs, successors, legal representatives and permitted assignees of Gorsek and the successors, assignees and transferees of Company. This Agreement shall not be assigned by either party without the prior written consent of the other party. The rights and obligations of the parties hereunder shall survive any termination of this Agreement.

(d) No Waiver, No Presumption. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder or pursuant hereto shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or pursuant thereto. This Agreement has been prepared by counsel to the Company solely on behalf of the Company and Gorsek acknowledges that he has been advised to retain independent counsel with respect to the terms and conditions of this Agreement; no inference in favor or against either party shall be drawn based upon who has served as principal draftsman of this Agreement.

(e) Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but, if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. If any part of any covenant or other provision in this Agreement is determined by a court of law to be overly broad thereby making the covenant unenforceable, the parties hereto agree, and it is their desire, that the court shall substitute a judicially enforceable limitation in its place, and that as so modified the covenant shall be binding upon the parties as if originally set forth herein.

(f) Compliance and Headings. Time is of the essence of this Agreement. The headings in this Agreement are intended to be for convenience and reference only, and shall not define or limit the scope, extent or intent or otherwise affect the meaning of any portion hereof.

(g) Governing Law, Enforcement. The parties agree that this Agreement shall be governed by, interpreted and construed in accordance with the laws of the State of Florida, and the parties agree that any suit, action or proceeding with respect to either injunctive relief to specifically enforce the terms of this Agreement or with respect to enforcement of an arbitration award with respect to any other matter related to this Agreement shall be brought in the courts of Palm Beach County in the State of Florida or in the U.S. District Court for the Southern District of Florida. The parties hereto hereby accept the exclusive jurisdiction of those courts for the purpose of any such suit, action or proceeding. Venue for any such action, in addition to any other venue permitted by statute, will be Palm Beach County. Except for specific enforcement of any matter hereunder where damages are an inadequate remedy, any dispute with respect to the subject matter of this Agreement shall be determined by binding arbitration in Palm Beach County in accordance with the rules of the American Arbitration Association (“AAA”) by an arbitrator who is a member of the AAA mutually agreeable to the parties. If the parties cannot agree on the arbitrator, then any party may notify the other party of a proposed AAA arbitrator, who shall serve as arbitrator unless the other party objects and delivers written notice of objection and the identity of another proposed AAA arbitrator within ten (10) days following the delivery of notice; in such instance, the arbitrators so selected shall agree upon an AAA arbitrator within ten (10) days of the selection of the last arbitrator who is timely selected, which mutually agreed upon arbitrator shall arbitrate the dispute no later than thirty (30) days following his or her selection. Any final decision of the arbitrator shall be binding upon the parties. The party prevailing in any lawsuit or arbitration with respect to the subject matter of this Agreement shall be entitled to reimbursement for all reasonable legal fees and costs incurred by him or it, payable by the other party.

(h) Counterparts. This Agreement may be executed in one or more counterparts, whether by photocopy, facsimile, e-mail in PDF format or original, each of which will be deemed an original and all of which together will constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

COMPANY: VITACOST.COM, INC.		GORSEK:

By:	/s/ Allen S. Josephs	/s/ Wayne Gorsek
Its:		WAYNE GORSEK

		Address:	4181 Artesa Drive
Boynton Beach, FL 33436

BOARD OF DIRECTORS HAVE REVIEWED AND APPROVED:

/s/ Allen S. Josephs
ALLEN S. JOSEPHS

/s/ David Ilfeld
DAVID ILFELD